INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation by investing primarily in equity securities of companies located in emerging market countries, in accordance with the Fund’s sustainability and corporate responsibility criteria. This objective may be changed by the Fund’s Board of Directors without shareholder approval.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class I
Redemption fee (as a % of amount redeemed or exchanged	2.00%
within 7 days of purchase)

Annual Fund Operating Expenses (expenses that you pay each year as a
% of the value of your investment)
Class I
Management fees	1.05%
Distribution and service (12b-1) fees	None
Other expenses	0.60%
Total annual fund operating expenses	1.65%
Less fee waiver and/or expense reimbursement[1]	(0.22%)
Net expenses	1.43%

1 The investment advisor has agreed to contractually limit direct net annual fund operating expenses to 1.43% through January 31, 2015. Only the Board of Directors of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

• you invest $1,000,000 in the Fund for the time periods indicated;
• your investment has a 5% return each year;
• the Fund’s operating expenses remain the same; and
• any Calvert expense limitation is in effect for the period indicated in the fee table above.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$14,555	$49,888	$87,628	$193,611

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of its portfolio’s average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund normally invests at least 80% of its assets, including borrowings for investment purposes, in equity securities of companies located in emerging market countries. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy.

Equity securities held by the Fund will primarily include common stock, preferred stock, depositary receipts, options on securities, and equity-equivalent securities, such as participatory notes (“P-notes”). Derivatives, such as futures, options on futures and swaps, may also be held by the Fund incidental to its main investment strategy.

The Subadvisor considers emerging market countries to be those included in the Fund’s benchmark index, the MSCI Emerging Markets Index; countries determined by the World Bank to have a low to middle income economy; and other countries or markets with similar emerging market characteristics as determined by the Subadvisor. A company is considered to be located in an emerging market country if it has a class of securities whose principal securities market is in an emerging market country; is organized under the laws of, or has a principal office in, an emerging market country; derives 50% or more of its total revenues or earnings from goods produced, sales made, or services provided in one or more emerging market countries; or maintains 50% or more of its assets in one or more emerging market countries.

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The Fund may invest in companies of any market capitalization size but seeks to have market capitalization size characteristics similar to that of the MSCI Emerging Markets Index. As of December 31, 2013, the market capitalization of the MSCI Emerging Markets Index companies ranged from $288.4 million to $143.6 billion with a weighted average level of $44.6 billion. The Fund is expected to invest its assets among companies located in emerging markets throughout the world. The Fund may also invest in securities denominated in foreign currencies and may engage in foreign currency transactions.

The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.

The Subadvisor seeks to identify companies located in emerging market countries that are trading at a discount to what the Subadvisor believes to be their intrinsic value but have the potential to increase their book value. To this end, the Subadvisor combines a top-down approach to country analysis with a bottom-up approach to fundamental company research. The country analysis includes an assessment of the risks and opportunities for each emerging market country through in-depth quantitative and qualitative analysis. In addition, the country research process produces a ranking of emerging markets countries based on expected returns with greater active weights allocated to higher-ranking countries. The fundamental company research also utilizes a number of qualitative and quantitative methods. Portfolio construction is determined by the Subadvisor based on its level of conviction in the country and company with input from proprietary risk models.

The Fund may sell a security when it no longer appears attractive to the Subadvisor or does not meet the Fund’s sustainability and corporate responsibility criteria.

Sustainable and Responsible Investing. The Fund seeks to invest in emerging market companies whose products/services or industrial/ business practices contribute towards addressing one or more global sustainability challenges in their local and/or international markets, including development, poverty and health; environment and climate change; and rights and governance.

Investments are first selected for financial soundness and then evaluated according to these sustainability and corporate responsibility criteria, the application of which is in the economic interest of the Fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Non-diversification Risk. Because the Fund may may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single stock may have greater impact on the Fund than a diversified fund.

Management Risk. The individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.

Stock Market Risk. The market prices of stocks held by the Fund may fall.

Market Capitalization Risks. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Prices of microcap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Preferred Stock Risk. The market value of preferred stock generally decreases when interest rates rise and is affected by the issuer’s ability to make payments on the preferred stock.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

P-Note Risk. To the extent the Fund invests in P-notes, it is subject to certain risks in addition to the risks normally associated with a direct investment in the underlying foreign securities the P-note seeks to replicate. As the purchaser of a P-note, the Fund is relying on the creditworthiness of the counterparty issuing the P-note and does not have the same rights under a P-note as it would as a shareholder of the underlying issuer. Therefore, if a counterparty becomes insolvent, the Fund could lose the total value of its investment in the P-note. In addition, there is no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. GDRs can involve direct currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.

Foreign Currency Transactions Risk. Transactions in foreign currency in connection with the purchase and sale of investments in foreign markets may result in foreign currency exposure and the potential for losses due to fluctuations in currency exchange rates. These losses may occur without regard to the quality or performance of the investment itself. Foreign currency transactions may also prevent

2 SUMMARY PROSPECTUS JANUARY 31, 2014

the Fund from realizing profits on favorable movements in exchange rates.

Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

Valuation Risk. A stock judged to be undervalued by the Subadvisor may actually be appropriately priced, and it may not appreciate as anticipated.

Derivatives Risk. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Fund’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund and reduce its returns.

Performance

The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class I shares has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark and a peer average. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

	Quarter	Total
	Ended	Return
Best Quarter (of periods shown)	9/30/13	9.05%
Worst Quarter (of periods shown)	6/30/13	-2.68%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

		Since
Average Annual Total Returns		Inception
(as of 12/31/13)	1 Year	(10/29/12)
Class I:
Return before taxes	11.38%	14.32%
Return after taxes on distributions	8.58%	11.80%
Return after taxes on distributions and sale of	6.51%	9.86%
Fund shares
MSCI Emerging Markets Index
(reflects no deduction for fees, expenses or	-2.27%	3.28%
taxes)
Lipper Emerging Markets Average	-0.14%	*
(reflects no deduction for taxes)

* The Fund is unable to show performance of the Lipper average since the Portfolio’s inception date. For comparison purposes to Lipper, performance for the Fund since 10/31/12 is 14.43% and the performance for the Lipper Emerging Markets Funds Average. is 6.08%.

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Investment Subadvisor. Hermes Investment Management Limited (“Hermes” or the “Subadvisor”)

Portfolio Manager	Title	Length of Time
Name		Managing Fund
Gary Greenberg	Lead Portfolio	Since October 2012
Manager, Hermes
Emerging Markets,
Hermes

Elena Tedesco	Co-Portfolio Manager,	Since October 2012
Hermes Emerging
Markets, Hermes

SUMMARY PROSPECTUS JANUARY 31, 2014 3

TAX INFORMATION

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Company Act file:

No. 811-06563 Calvert World Values Fund, Inc.

4 SUMMARY PROSPECTUS JANUARY 31, 2014